Exhibit 10.1

Overstock.com, Inc. 6350 South 3000 East Salt Lake City, UT 84121 Phone: (801) 947-3100 Fax: (801) 947-3144

February 13, 2007

VIA CERTIFIED MAIL AND FACSIMILE (615) 377-3977

Mr. Gary Kimball, CFO

Ozburn-Hessey Logistics

633 Thompson Lane

Nashville, TN 37204

Mr. Gary Kimball, CFO

Ozburn-Hessey Logistics

7101 Executive Center Drive, Suite 333

Brentwood, TN 37027

Re:                             Notice of Termination of Logistics Services Agreement and Contract Amendment (2) Indianapolis Ship Alone Operation

Mr. Kimball:

Please be advised this letter shall constitute Overstock.com, Inc’s notice of termination with respect to the Logistics Services Agreement with an Effective Date of July 9, 2004 as well as any and all addendums related thereto, including, but not limited to the Contract Amendment (2) Indianapolis Ship Alone Operation which was executed on September 23, 2005. The notice of termination is made pursuant to Section 7(A) of the Logistics Services Agreement and shall be deemed given as of as of February 15, 2007. As such, the effective date of termination for the Logistics Services Agreement shall be August 15, 2007.

Should you have any questions, you may contact the undersigned.

Cordially,

/s/ Stephon Tryon

Stephon Tryon

Senior Vice President